Exhibit 25
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                       FORM T-1

          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

               STATEMENT OF ELIGIBILITY
      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
       CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE
         ELIGIBILITY OF A TRUSTEE PURSUANT TO
           SECTION 305(b)(2)           |__|
              ___________________________

                 THE BANK OF NEW YORK

  (Exact name of trustee as specified in its charter)

New York                                 13-5160382
(State of incorporation                  (I.R.S. employer
if not a U.S. national bank)             identification no.)

One Wall Street, New York, N.Y.          10286
(Address of principal executive          (Zip code)
offices)

              ___________________________

                  KOHL'S CORPORATION
      (Exact name of obligor as specified in its charter)

Wisconsin                                39-1630919
(State or other jurisdiction of          (I.R.S. employer
incorporation or organization)           identification no.)




N56 W17000 Ridgewood Drive
Menomonee Falls, Wisconsin               53051
(Address of principal executive          (Zip code)
offices)

              ___________________________

           7 1/4% Debentures due June 1, 2029
          (Title of the indenture securities)

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

1.  General information.  Furnish the following information as to the Trustee:

     (a)  Name   and  address  of  each  examining   or
          supervising authority to which it is subject.

               Name                                      Address

Superintendent of Banks of the                2 Rector Street, New York, N.Y.
State of New York                             10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York              33 Liberty Plaza, New York, N.Y.
                                              10045

Federal Deposit Insurance                     Washington, D.C.  20429
Corporation

New York Clearing House Association           New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule
     7a-29  under the Trust Indenture Act of 1939  (the
     "Act") and 17 C.F.R. 229.10(d).

     1.   A copy of the Organization Certificate of The
          Bank  of  New  York  (formerly  Irving  Trust
          Company) as now in effect, which contains the
          authority to commence business and a grant of
          powers  to  exercise corporate trust  powers.
          (Exhibit  1  to Amendment No. 1 to  Form  T-1
          filed   with   Registration   Statement   No.
          33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and
          Exhibit 1 to Form T-1 filed with Registration
          Statement No. 33-29637.)

     4.   A   copy  of  the  existing  By-laws  of  the
          Trustee.   (Exhibit 4 to Form T-1 filed  with
          Registration Statement No. 33-31019.)

     6.   The  consent  of  the  Trustee  required   by
          Section  321(b) of the Act.   (Exhibit  6  to
          Form  T-1  filed with Registration  Statement
          No. 33-44051.)

     7.   A  copy of the latest report of condition  of
          the  Trustee published pursuant to law or  to
          the   requirements  of  its  supervising   or
          examining authority.

                       SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of July, 1999.


                              THE BANK OF NEW YORK


                              By: /s/MICHELE L. RUSSO
                                 ------------------------
                              Name:  MICHELE L. RUSSO
                              Title: ASSISTANT TREASURER

           Consolidated Report of Condition of

                 THE BANK OF NEW YORK

       of One Wall Street, New York, N.Y. 10286
        And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                Dollar Amounts
                                                       In Thousands
Cash and balances due from
depository institutions:
 Noninterest-bearing balances and currency               $4,508,742
 and coin
 Interest-bearing balances                                4,425,071
Securities:
 Held-to-maturity securities                                836,304
 Available-for-sale securities                            4,047,851
Federal funds sold and Securities purchased
 under agreements to resell                               1,743,269
Loans and lease financing receivables:
 Loans and leases, net of unearned
  income.........39,349,679
 LESS: Allowance for loan and
  lease losses......603,025
 LESS: Allocated transfer risk
  reserve............15,906
 Loans and leases, net of unearned income,
  allowance, and reserve                                  38,730,748
Trading Assets                                             1,571,372
Premises and fixed assets
 (including capitalized leases)                              685,674
Other real estate owned                                       10,331
Investments in unconsolidated
 subsidiaries and associated companies                       182,449
Customers' liability to this bank
on acceptances outstanding                                 1,184,882
Intangible assets                                          1,129,636
Other assets                                               2,632,309

Total assets                                             $61,688,578

LIABILITIES
Deposits:
 In domestic offices                                     $25,731,036
 Noninterest-bearing     10,252,589
 Interest-bearing        15,478,447
 In foreign offices, Edge and
  Agreement subsidiaries, and IBFs                        18,756,302
 Noninterest-bearing        111,386
 Interest-bearing        18,644,916
Federal funds purchased and
Securities sold under agreements to repurchase             3,276,362
Demand notes issued to the U.S. Treasury                     230,671
Trading liabilities                                        1,554,493
Other borrowed money:
 With remaining maturity of one
  year or less                                             1,154,502
 With remaining maturity of more
  than one year through three years                              465
 With remaining maturity of more
  than three years                                            31,080
Bank's liability on acceptances
 executed and outstanding                                  1,185,364
Subordinated notes and debentures                          1,308,000
Other liabilities                                          2,743,590
Total liabilities                                         55,971,865

EQUITY CAPITAL
Common stock                                               1,135,284
Surplus                                                      764,443
Undivided profits and capital reserves                     3,807,697
Net unrealized holding gains (losses)
 on available-for-sale securities                             44,106
Cumulative foreign currency
 translation adjustments                                     (34,817)
Total equity capital                                       5,716,713
Total liabilities and equity capital                     $61,688,578

     I,  Thomas  J.  Mastro, Senior Vice President  and
Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                  Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni                   Directors
Alan R. Griffith
Gerald L. Hassell